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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 28, 2004

                            CNA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-5823                  36-6169860
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

            CNA CENTER, CHICAGO, ILLINOIS                      60685
      ----------------------------------------               -----------
      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (312)822-5000

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2004, CNA Financial Corporation issued a press release and posted a financial supplement providing information on its results of operations for the third quarter of 2004. The press release is being furnished as Exhibit 99.1 and the financial supplement is furnished as Exhibit 99.2 to this Form 8-K.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.       Description
-----------       -----------
99.1              CNA Financial Corporation press release, issued October 28, 2004, providing information on the third quarter of
                  2004 results of operations.

99.2              CNA Financial Corporation financial supplement, issued October 28, 2004, providing supplemental financial information for the third quarter of 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CNA FINANCIAL CORPORATION
                                                        (Registrant)

Date October 29, 2004                              /s/ Lawrence J. Boysen
                                             -----------------------------------
                                                        (Signature)*

                                            By:  Lawrence J. Boysen
*Print name and title of the signing        Its:  Acting Chief Financial Officer
officer under his signature.



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